UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant      ☒         Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

SPECTRUM PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IMPORTANT REMINDERS FOR SPECTRUM STOCKHOLDERS

Time is short—there is not much time left to get your vote processed for the July 27th special meeting of Spectrum stockholders

Your vote could impact the future value of your investment:

Remember—there is a significant risk to the value of your investment if the proposed merger with Assertio Holdings, Inc. is not approved.

According to our latest records, we have not yet received your vote—PLEASE VOTE TODAY!

YOUR BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE FOR ADOPTION OF THE MERGER AGREEMENT

In determining its recommendation, your Board considered a number of factors (as more fully described in the joint proxy statement/prospectus previously sent to you), including the following:

•	Under the terms of the merger agreement, you will receive:

i.

An upfront consideration of 0.1783 Assertio shares for each Spectrum share you own. At the time of announcement, this represented $1.14 per share, a premium of 65% to Spectrum’s closing price the previous day; plus

ii.

One CVR (a contingent value right) for each Spectrum share you own, so that you will have the opportunity to realize up to an additional $.20 per share. At the time of announcement, this resulted in a total potential consideration reflecting a premium of 94% to Spectrum’s closing price the previous day;

•

The Board’s belief that the combined company is more valuable to you than Spectrum’s value as an independent standalone company, and that it unlikely that an alternative transaction or remaining standalone would provide more long-term value to you than the proposed merger;

•

The fact that the Merger consideration continues to provide liquidity to Spectrum stockholders desiring to liquidate their investment after the Merger, but also offers the opportunity for Spectrum stockholders to participate in the anticipated future growth of the combined company;

YOUR VOTE IS IMPORTANT

Approval of the Merger Agreement requires an affirmative vote of holders of at least a majority of the outstanding shares. Therefore, your vote is important no matter how many or how few shares you may own! Failure to vote will have the same effect as a vote against the proposed merger.

If you have not already done so, we urge you to vote TODAY. Since time is growing short, we encourage you to vote by telephone or via the Internet. Alternatively, if you received this letter by email, you may simply click the “VOTE NOW” button in the email.

THANK YOU FOR YOUR ATTENTION TO THIS IMPORTANT MATTER!

THIS CRITICAL TRANSACTION NEEDS YOUR SUPPORT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN!

You may vote your shares by telephone or by internet—it’s quick and easy.

Please follow the instructions on the enclosed proxy card. Alternatively, if you received this letter by email, you may simply click the “VOTE NOW” button in the email.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor:

INNISFREE M&A INCORPORATED

1 (877) 800-5185 (toll-free from the U.S. and Canada)

+1 (412) 232-3651 (from other locations)

Notice Regarding Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “contemplate,” “predict,” “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” “potential,” “may” and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. Such forward-looking statements, including those regarding the timing, and consummation and anticipated benefits of the transaction described herein, involve risks and uncertainties. Assertio’s and Spectrum’s experience and results may differ materially from the experience and results anticipated in such statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals of the transaction from the stockholders of Assertio or stockholders of Spectrum or from regulators are not obtained; litigation relating to the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; risks that the proposed transaction disrupts the current plans or operations of Assertio or Spectrum; the ability of Assertio and Spectrum to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the transaction; the combined company’s ability to achieve the synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses; Spectrum’s existing and new drug candidates may not prove safe or effective, the possibility that our existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our dependence on third parties for clinical trials, manufacturing, distribution and quality control; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; geopolitical events, including the war between Russia and Ukraine, and regulatory, economic and other risks associated therewith; and continued uncertainty around the ongoing impacts of the COVID-19 pandemic, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Assertio’s and Spectrum’s filings with the SEC, which include their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the joint proxy statement/prospectus on Form S-4 filed on June 15, 2023 in connection with the proposed transaction. For more information, see the section entitled “Risk Factors” and the forward looking statements disclosure contained in Assertio’s and Spectrum’s Annual Reports on Form 10-K and in other filings. All forward-looking statements made herein are based on information currently available to Spectrum as of the date of this communication. Spectrum undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the proposed strategic business combination between Assertio and Spectrum, Assertio has filed with the SEC a registration statement on Form S-4 (SEC File No. 333-272355) that includes a joint proxy statement of Assertio and Spectrum that also constitutes a prospectus of Assertio. The registration statement was declared effective by the SEC on June 15, 2023. The joint proxy statement/prospectus is publicly available, and the joint proxy statement/prospectus was mailed or otherwise disseminated to shareholders of Assertio and stockholders of Spectrum on or about June 15, 2023. Assertio and Spectrum also have filed and plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by Assertio and Spectrum through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Assertio will be available free of charge on Assertio’s website at www.assertiotx.com or by contacting Assertio’s Investor Relations Department by email at investor@assertiotx.com or by phone at (800)-509-5586. Copies of the documents filed with the SEC by Spectrum will be available free of charge on Spectrum’s website at www.sppirx.com or by contacting Spectrum’s Investor Relations Department by email at ir@sppirx.com or by phone at (949)788-6700.